SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549




                                 FORM 8-K


                              CURRENT REPORT
                  Pursuant To Sections 13 or 15(d) of the
                      Securities Exchange Act of 1934


                              March 24, 1999
             Date of Report (Date of Earliest Event Reported)


                                 FWT, Inc.
            (Exact Name of Registrant as Specified in Charter)


       Texas               333-44273             75-1040743
  (State or Other         (Commission           (IRS Employer
    Jurisdiction          File Number)       Identification No.)
 of Incorporation)


                              5750 East I-20
                         Fort Worth, Texas  76119
           (Address and Zip Code of Principal Executive Offices)


                              (817) 255-3060
           (Registrant's Telephone Number, Including Area Code)


                      701 Highlander Blvd., Suite 200
                          Arlington, Texas 76015
       (Former Name or Former Address, if Changed Since Last Report)

                        FORWARD-LOOKING STATEMENTS

     This Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended. When used in this Form 8-K, words such as "anticipate," "believe," "estimate," "expect," "intend," "predict," "project," and similar expressions, as they relate to FWT, Inc. ("FWT" or the "Company") or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company's management as well as assumptions made by and information currently available to the Company's management. Such statements are subject to certain risks, uncertainties and assumptions, including high level of and restrictions imposed by debt, dependence on the wireless communications industry, concentration of customers, ability to implement management initiatives, including cost reductions, in a timely manner, fluctuations in quarterly results, and competition. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, expected or projected. Such forward-looking statements reflect the current views of the Company's management with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to the operations, results of operations, growth strategy and liquidity of the Company. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entity by this paragraph. For more information regarding the risks, uncertainties and assumptions, see "Management's Discussion and Analysis of Financial Condition and Results of Operations-Risk Factors" in the Company's Form 10-Q for the quarterly period ended October 31, 1998.

ITEM 5.  OTHER EVENTS.

     Industry demand for communications towers and monopoles continues to be extremely weak. In addition, despite certain recent events, including the second amendment to the Credit Agreement dated November 12, 1997, among the Company, BT Commercial Corporation and Bankers Trust Company, as amended (the "Revolving Credit Facility"), the Company is currently experiencing severe liquidity and administrative difficulties, which the Company believes raise immediate and critical issues regarding its ability to continue as a going concern.

     Currently, the Company is not generating sufficient funds from operations to satisfy working capital requirements. As of March 15, 1999, the Company had approximately $1.0 million in availability under the terms of the Revolving Credit Facility; provided, however, the Company would have had no availability under the Revolving Credit Facility as of such date if an affiliate of the Company had not provided a guaranty to the lenders thereunder.

     In addition, the Company is currently in default under certain covenants of the Revolving Credit Facility. As a result of these defaults, the lenders under the Revolving Credit Facility can elect to declare all amounts of principal and accrued interest outstanding under the Revolving Credit Facility immediately due and payable. Such lenders have not accelerated these outstanding amounts. If such lenders so accelerate, the Company will then be in default under the Indenture dated as of November 15, 1997 by and between the Company and Norwest Bank Minnesota, N.A. (the "Indenture"). If such an event were to occur, there can be no assurance that the Company can cure this default or that the trustee under the Indenture will not accelerate the Company's outstanding indebtedness (including accrued interest) under the Company's 9 7/8% Senior Subordinated Notes due 2007 (the "Notes"). The Company will not have sufficient funds to repay the outstanding indebtedness under the Revolving Credit Facility or the Notes if any such indebtedness is accelerated.

     The Company is currently seeking, and is currently engaged in discussions regarding, alternative sources of financing and strategic alternatives. The Company also has recently begun preliminary discussions with representatives of an unofficial committee of noteholders concerning the possible restructuring of the Company's capital structure. There is a meeting scheduled for March 25, 1999 with this committee. There can be no assurance that the Company will obtain financing from another source or will enter into a strategic alternative or that the results of its preliminary discussions will be successful. If the Company fails in the very near future to resolve its critical liquidity issues, the Company believes it will be unable to continue as a going concern. If the Company is able to continue as a going concern, it may experience further severe financial and operational difficulties, including (i) the inability to generate sufficient working capital to fund operations, to respond to customer demand, to increase its sales base, to satisfy the scheduled interest payments under the Notes or to satisfy capital expenditure requirements, (ii) the inability to fulfill current orders from customers,
(iii) being required to make price concessions, thereby resulting in further gross profit deterioration in future periods, (iv) the erosion or termination of the Company's relationships with its primary vendors, thereby resulting in further gross profit deterioration in future periods,
(v) the inability to retain its remaining key personnel, and (vi) the inability to fully realize the carrying value of certain assets, including its deferred tax assets, deferred financing costs and capital equipment.

     In addition to the liquidity difficulties, the Company is experiencing administrative difficulties, including (i) the resignation of the Company's vice president of finance (who was the Company's last officer) and the Company's controller and (ii) the delay in performing certain essential corporate functions, such as timely preparation of financial statements. However, Leary, Masson & Associates continues to provide services based on the directions of the Company's Board of Directors and continues to assist the existing employees of the Company in managing the day-to-day operations.

                                SIGNATURES

     PURSUANT to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               FWT, Inc.



Dated:  March 24, 1999         By: /S/JOHN C. BAKER
                                  -------------------------------
                                   John C. Baker, Director


Dated:  March 24, 1999         By: /S/EDWARD W. SCOTT
                                  -------------------------------
                                   Edward W. Scott, Director


Dated:  March 24, 1999         By: /S/LAWRENCE A. BETTINO
                                  -------------------------------
                                   Lawrence A. Bettino, Director


Dated:  March 24, 1999         By: /S/ROY J. MOORE
                                  -------------------------------
                                   Roy J. Moore, Director